                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          Barringer Laboratories, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                            Reid A. Godbolt, Esq.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                          BARRINGER LABORATORIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is hereby given that the Annual Meeting of Stockholders of Barringer Laboratories, Inc. (the "Company"), a Delaware corporation, will be convened at 10:00 a.m., mountain daylight time, on Tuesday, July 22, 1997, at the Mt. Vernon Room, Sheraton Denver West, 300 Union Boulevard, Lakewood, Colorado, for the following purposes:

     1. To elect a Board of Directors consisting of seven members to serve until the next Annual Meeting of Stockholders or until their successors shall be duly elected and qualified;

     2. To consider and vote upon a proposal to adopt the 1997 Long-Term Incentive Plan;

     3. To consider and vote upon a proposal to adopt a Non-Employee Directors' Stock Option Plan;

     4. To consider and vote upon a proposal to ratify the appointment of BDO Seidman LLP as the Company's independent accountants; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on June 16, 1997 will be entitled to vote at the meeting.

                           --------------------------

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON. YOUR VOTE IS IMPORTANT.

                           --------------------------

                                   By Order of the Board of Directors

                                   /s/ Charles E. Ramsay, Secretary


Golden, Colorado
June 20, 1997

                          BARRINGER LABORATORIES, INC.
                       15000 WEST SIXTH AVENUE, SUITE 300
                             GOLDEN, COLORADO 80401

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 22, 1997

                                   IN GENERAL

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Barringer Laboratories, Inc. (the "Company"), to be used at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, July 22, 1997, at the Mt. Vernon Room, Sheraton Denver West, 300 Union Boulevard, Lakewood, Colorado, at 10:00 a.m., mountain daylight time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed material was sent on or about June 20, 1997 to stockholders of the Company.

     A proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company at its above address or by a subsequently executed proxy. Stockholders may vote their shares in person if they attend the Meeting, even if they have executed and returned a proxy. If no instructions are indicated on the proxy, the shares will be voted in favor of the election of the seven nominees to the Board of Directors and for the other proposals to be considered at the Meeting. The matters to be brought before the Meeting are the election of seven persons to the Board of Directors, to consider and vote upon the 1997 Long-Term Incentive Plan, to consider and vote upon the Non-Employee Directors' Stock Option Plan, to consider and vote upon the appointment of BDO Seidman LLP as the Company's independent accountants and the transaction of such other business as may come before the Meeting.

     Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited by mail, and, in addition, directors, officers and regular employees of the Company (who will not receive any additional compensation) may solicit proxies personally, by telephone or by special correspondence. The Company will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of the Company's common stock.

                                VOTING SECURITIES

     Only stockholders of record of the Company's common stock at the close of business on June 16, 1997 will be entitled to vote at the Meeting. On that date, there were issued and outstanding 1,642,156 shares of the Company's common stock, the only class of voting securities of the Company. Each share of common stock is entitled to one vote per share. Cumulative voting in the election of directors is not permitted. A majority of the number of the outstanding shares of common stock will constitute a quorum for the transaction of business at the Meeting. A majority of a quorum is needed to pass upon all the matters set for the Meeting.

     The following table sets forth information as of June 16, 1997, concerning record common stock ownership by beneficial owners of 5% or more of the Company's common stock and the officers and directors of the Company. All ownership is direct unless otherwise indicated:

                       Name and
                      Address of             Number of Shares        Percent of
Title of Class     Beneficial Owner           of Common Stock           Class
--------------     ----------------          ---------------         ----------

Common Stock,      Robert H. Walker               68,143 (a)              3.9%
$.01 par value     15000 W. Sixth Avenue
                   Suite 300
                   Golden, CO 80401

Common Stock,      Vern Peterson                     -0-                   --
$.01 par value     5301 Longley Lane
                   Bldg. E, Suite 178
                   Reno, NV 89511

Common Stock,      Charles E. Ramsay              14,400 (b)               --
$.01 par value     15000 W. Sixth Avenue
                   Suite 300
                   Golden, CO 80401

Common Stock,      R. Scott Asen                 160,400 (d)              8.4%
$.01 par value     Asen and Co., Inc.
                   224 East 49th Street
                   New York, NY 10017

Common Stock,      Anthony R. Barringer           37,000 (c)              1.9%
$.01 par value     25060 Montane Drive West
                   Golden, CO 80401

Common Stock,      John P. Holmes, III           242,969 (e)             12.8%
$.01 par value     18 Kings Hwy. North
                   Westport, CT 06880

Common Stock,      J. Francis Lavelle            242,969 (e)             12.8%
$.01 par value     18 Kings Hwy. North
                   Westport, CT 06880

Common Stock,      Randolph H. Ware               30,000 (c)              1.6%
$.01 par value     2105 Kohler
                   Boulder, CO 80303

Common Stock,      C.F. Wasser, III              159,438 (c)              8.4%
$.01 par value     12290 Chinchilla Court
                   Rosemont, MN 55068

Common Stock,      All Officers and Directors    955,319 (a)(b)(c)(d)(e) 50.5%
$.01 par value     as a group (nine persons)

------------
(a)  Includes 33,000 shares underlying presently exercisable stock options.
(b)  Includes 6,400 shares underlying presently exercisable stock options.
(c)  Includes 10,000 shares underlying presently exercisable stock options.

(d) Includes 20,349 shares of common stock held in accounts managed by Mr. Asen. He disclaims beneficial ownership of the shares in these accounts.
(e)  Includes presently exercisable warrants relating to 50,469 shares.

           INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

     Information regarding the Board of Directors and executive officers of the Company, as of June 16, 1997, is as follows:

     Name                    Position                             Officer or Director Since
     ----                    --------                             -------------------------
     Robert H. Walker         President, Chief Executive Officer             1990
                                and Director

     R. Scott Asen            Director                                       1997

     Anthony R. Barringer     Director                                       1991

     John P. Holmes           Director                                       1996

     J. Francis Lavelle       Director                                       1996

     Randolph H. Ware         Director                                       1991

     C.F. Wasser, III         Director                                       1991

     Vern K. Peterson         Vice President                                 1989

     Charles E. Ramsay        Secretary, Treasurer and Chief                 1991
                                Financial Officer

     ROBERT H. WALKER, 49, joined the Company as President and Chief Executive Officer effective February 26, 1990 and became a director on March 31, 1990. From June 1989 to February 26, 1990, Mr. Walker was Vice President Marketing/Sales for DataChem Laboratories, Inc. From 1988 to 1989, he was Executive Vice President Marketing/Sales for Hager Laboratories, Inc. From 1987 to 1988, Mr. Walker was Business Affairs Officer for Veterans for the U.S. Small Business Administration. From 1984 to 1987 he was President and Chief Executive Officer of Corpex, Inc., an environmental firm. He has a B.A. in Business Administration from the University of Southern Colorado and a Master's degree in Public Administration from the University of Colorado.

     R. SCOTT ASEN, 52, is a director of the Company. Mr. Asen has been general partner of Pioneer Associates, Pioneer III-A, Pioneer III-B and Pioneer IV, venture capital investment funds, since 1981, 1983, and 1984, respectively. Since 1983, Mr. Asen has been President of Asen and Co., Inc., an investment management firm. Presently, Mr. Asen is also a director of Biomagnetic Technologies, Inc., Davox Corporation, SeaMed Corporation and a number of privately held companies.

     DR. ANTHONY R. BARRINGER, 72, is a director of the Company and the founder of Barringer Technologies, Inc. (BTI) of which he was President and later served as Chairman until he resigned in January 1993, and Chief Executive Officer until January 1989. Since November 1989, Dr. Barringer has been the principal officer of Barringer Patents Inc., a technology development firm whose business is unrelated to the Company's. Dr. Barringer is also Chairman and Chief Executive Officer of Barringer GeoSystems Inc., a company engaged in development of airborne geophysical systems and whose business is unrelated to the Company's.

     JOHN P. HOLMES, III, 35, is a director of the Company. Mr. Holmes is a founder and a Managing Director of Ahern Partners, Inc., the general partner of a private investment fund, and a managing director and officer of The Nassau Group, an investment banking and strategic consulting firm. Prior to founding Ahern in 1989, Mr. Holmes was a Vice President at First New York Securities. Mr. Holmes joined First New York Securities from Oppenheimer & Co., where he served as a Vice President. Mr. Holmes received his BA in Political Science from Trinity College in 1983.

     J. FRANCIS LAVELLE, 33, is a director of the Company. Mr. Lavelle is the founder, sole owner and a managing director of The Nassau Group, Inc., an investment banking and strategic consulting firm. Prior to establishing The Nassau Group, Mr. Lavelle worked for Baring Brothers & Co., Inc., a United Kingdom based firm, where he assisted in the development of a full-scale investment banking presence in the United States. He was an executive with Baring for five years, his last position being Vice President responsible for international and domestic mergers and acquisitions. Mr. Lavelle joined Baring Brothers from Booz, Allen & Hamilton, where his fields of expertise were international merger and acquisition advice as well as business strategy development. He graduated CUM LAUDE from Princeton University after completing an A.B. degree at the Woodrow Wilson School of Public and International Affairs.

     DR. RANDOLPH H. WARE, 52, is a Director of the Company. Dr. Ware is founder of: the Boulder Brewing Company (1980), now the Rockies Brewing Company, the 23rd largest U.S. beer producer; Radiometrics Inc. (1987), a developer and manufacturer of atmospheric remote sensing equipment; and UNAVCO
(1984), a research group funded by the National Science Foundation and NASA to make scientific use of the global positioning system satellites. He now serves as director of UNAVCO, and as Chairman of Radiometrics Inc.

     C.F. WASSER, III, 45, is a director of the Company. From December 1982 to January 1993, Mr. Wasser was Senior Vice President of Sales for Kidder Peabody
& Co., Inc. in Minneapolis, Minnesota. He served as a Senior Vice President for Paine Webber in Wayzata, Minnesota from January 1993 to October 1995.
Effective October 1995, Mr. Wasser became Senior Vice President - Investments for EVEREN Securities, Inc. in Minneapolis, Minnesota.

     VERN K. PETERSON, 44, is a Vice President of the Company and manager of its Minerals Division. He joined the Company in 1985. From 1982 to 1985, he was a Laboratory Manager of Shasta Analytical Inc. Mr. Peterson was a business major at Valley College and Glendale College and has over 17 years of business management experience, the last 12 years of which involved managing laboratories.

     CHARLES E. RAMSAY, 51, is the Chief Financial Officer, Treasurer and Secretary of the Company. Effective January 25, 1994, Mr. Ramsay became the Chief Financial Officer and Treasurer of the Company. Since February 1991, Mr. Ramsay has also been the Secretary of the Company. Mr. Ramsay was Controller from August 1989 to January 1994. From 1985 until December 1988, Mr. Ramsay was the Vice President of Finance for Denver Wood Products, a distributer of lumber and home building products. From January 1, 1989 until joining the Company in August 1989, Mr. Ramsay was a consultant.

     All of the directors are elected by the holders of the Company's common stock to serve one year terms or until their successors shall be elected and shall qualify.

     There are no family relationships between any of the directors and officers of the Company.

     EXECUTIVE COMPENSATION

     The table below sets forth executive compensation during 1994, 1995 and 1996 to the chief executive officer of the Company, Robert H. Walker, and to all other executive officers who received greater than $100,000 in compensation in 1996, 1995 and 1994.

               SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------
                                                                    Awards                 Payouts
                                                                ---------------------------------------
                                                                              Securities
                                                       Other                    Under-
                                                       Annual    Restricted     lying                   All Other
   Name and                                            Compen-      Stock      Options/      LTIP        Compen-
   Principal                       Salary    Bonus     sation      Award(s)      SARs       Payouts      sation
   Position              Year(a)    ($)       ($)       ($)          ($)        (#)(b)        ($)        ($)(c)
-----------------------------------------------------------------------------------------------------------------
   Robert H. Walker,     1996      111,800   44,364     N/A          N/A        60,000        N/A         13,733
   President and CEO     1995      108,212   31,312     N/A          N/A          --          N/A         13,596
                         1994      104,500   16,000     N/A          N/A        10,000        N/A         13,644
-----------------------------------------------------------------------------------------------------------------
   Vern Peterson,        1996       82,597   23,662     N/A          N/A        18,000        N/A          7,468
   Vice President        1995       68,250    7,320     N/A          N/A          --          N/A          7,334
                         1994       68,250   23,908     N/A          N/A         8,000        N/A          6,068
-----------------------------------------------------------------------------------------------------------------

----------
(a)  Periods presented are for the year ended December 31.
(b) Number of Shares of common stock subject to options granted during the year indicated.
(c) Represents employer contributions for insurance, disability, 401K and a car allowance.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                  Number of
                  Securities     % of Total
                  Underlying    Options/SARs
                   Options/      Granted to      Exercise
                     SARs       Employees in      or Base         Expiration
Name               Granted       Fiscal Year     Price($/Sh)         Date
----              ----------    ------------     -----------      -----------

Robert H. Walker    35,000         33%           $1.00/Share      01/25/2001
                    25,000         31%           $1.63/Share      10/31/2001

Vern K. Peterson    18,000         17%           $1.00/Share      01/25/2001

     AGGREGATE OPTIONS EXERCISED IN 1996 AND OPTION VALUES AT DECEMBER 31, 1996

     The following table sets forth certain information regarding options to purchase and the number and value of exercisable and unexercisable options to purchase shares of common stock held as of December 31, 1996 by the executive officers of the Company named in the Summary Compensation Table:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                          Value of
                                                         Number of       Unexercised
                                                        Unexercised      In-the-Money
                                                        Options/SARs     Options/SARs
                                                        at FY-End(#)     at FY-End($)
                                                        ------------     ------------
                    Share Acquired       Value          Exercisable/     Exercisable/
Name                  on Exercise     Realized($)(a)   Unexercisable    Unexercisable(b)
-----               --------------    -------------    -------------    ---------------
Robert H. Walker         0                 0             0/105,000        $0/$100,175
Vern K. Peterson         0                 0             0/ 34,000        $0/$ 37,640

----------
(a) Value realized is equal to the difference between the fair market value per share of common stock on the date of exercise and the option exercise price per share multiplied by the number of shares acquired upon exercise of an option.
(b) Value of exercisable/unexercisable in-the-money options is equal to the difference between the fair market value per share of common stock of $2.06 at December 31, 1996, and the option exercise price per share multiplied by the number of shares subject to options.

STOCK OPTIONS

     The Company has in effect an Incentive Stock Option Plan pursuant to which key employees may be granted options to purchase shares of common stock. The Board of Directors administers such plan, selects optionees and grants options, and fixes the terms of such options subject to the terms of the plan. In general, options under the Incentive Stock Option Plan are exercisable at a price equal to the fair market value on the date of grant for a period of five years during the optionee's continued employment and after two years of employment with the Company. As of December 31, 1996, the Company had outstanding options which were granted in 1992 and in 1994 to certain officers and employees to purchase 74,000 shares of the common stock at $.90 per share. In 1996, the Board of Directors granted additional options to certain officers and employees to purchase 80,000 shares of common stock at $1.00 per share.

OTHER STOCK OPTIONS

     The Company also grants stock options to management and its outside directors as authorized by the Board of Directors. These options are exercisable at varying times from date of grant and generally expire five years from date of grant. In 1996, the options granted in 1991 to outside directors of the Company expired. Additionally, the Board of Directors approved the issuance of stock options to outside directors of the Company to purchase up to 30,000 shares of the common stock at $1.00 per share. In 1996, the Board of Directors approved options, which will be granted monthly for 24 months, to an outside consultant to purchase up to 60,000 shares of common stock at $1.06 per share. This option agreement can be canceled by the Company upon 30 days' written notice. In 1996, the Board of Directors approved options to an officer to purchase up to 25,000 shares of common stock at $1.63 per share.

401(K) CASH OR DEFERRED COMPENSATION PLAN

     In 1994, the Company established a tax-qualified 401(k) cash or deferred compensation plan that covers all employees who have completed one year of service. Participants are permitted, within the limitations imposed by the Internal Revenue Code of 1986, as amended, to make pretax contributions. Participants are always fully vested in their voluntary contributions under the Plan. The Company makes matching contributions equal to 100% of the first 2% of an employee's salary and 50% of the next 5% of an employee's salary, which contributions vest in the employee proportionately over a period of six years. Amounts accrued pursuant to the Plan for the benefit of executive officers are included in the Summary Compensation Table under the column "All Other Compensation."

COMPENSATION OF DIRECTORS

     Non-employee directors receive $1,500 per quarter and $500 for each meeting they attend plus expenses of attending meetings.

CERTAIN TRANSACTIONS

     Effective April 30, 1992 the Company sold all the common stock of its Canadian subsidiary, Barringer Laboratories, Ltd ("BLL"), to Philip Environmental Ltd. ("Philip"). The purchase price to the Company consisted of 245,728 shares of Philip common stock, which the Company sold on the Toronto Stock Exchange for gross proceeds of $1,796,000 (U.S.). The Company realized a gain of $900,000 from this sale. Revenues applicable to BLL totaled $903,000 through the date of sale in 1992 and $3,430,000 for 1991. Earnings (loss) before income taxes for BLL was $(77,000) and $2,000 for 1992 and 1991.

     The Company used the net proceeds to repay $1,662,000 of short-term borrowings plus related interest due to Royal Trust Enterprises Capital Partnership, including the portion of such indebtedness which was due and owed pursuant to the Royal Trust loan agreement by BTI. In connection with this loan agreement, the Company and BTI entered into an agreement outlining the terms of reimbursement in the event of full payment of the Royal Trust loan by either the Company or BTI on behalf of the other party. As a result of the loan repayment, BTI agreed to repay $831,000 of its portion of the loan paid by the Company. Principal and interest under this agreement were due on May 31, 1994. Interest was payable semi-annually at a bank's prime rate plus 2% (8% at December 31, 1992). The Company's security interest for this loan was the Company's stock (1,083,000 common shares) owned by BTI.

     In December 1995, the Company purchased from BTI 647,238 shares of common stock of the Company owned by BTI for $809,000, which consisted of a cash payment of $300,000 and cancellation of intercompany obligations in the amount of $509,000. Additionally, 88,260 shares of common stock owned by BTI were placed in an escrow account, which remained with the Company as a result of certain earnings benchmarks. The effective purchase price per share was $1.10. Also, in December 1995, BTI agreed to terminate all voting trusts, proxy arrangements, and all other arrangements and agreements of any kind or nature to which it was a party under which it was authorized to vote shares of the Company. BTI further agreed not to enter into any future voting trusts, proxy agreements, and any other agreements relating to shares of the Company until at least January 1998. Effective October 28, 1996 under an Agreement dated October 7, 1996, BTI sold all of its remaining ownership of the Company's common stock to third parties.

     Effective May 17, 1996, the Company entered into an exclusive agreement with The Nassau Group, Inc. ("Nassau") of Westport, Connecticut, to provide the Company with financial advisory services and investment banking support for two years. Messrs. John P. Holmes and J. Francis Lavelle are affiliates of Nassau. Nassau will provide assistance in terms of evaluating strategic growth and acquisition opportunities, evaluating financing alternatives and helping to arrange for the Company's future capital needs. The Company granted warrants to individuals associated with Nassau, including each of Messrs. Holmes and Lavelle (50,469 warrants each) as an inducement to such individuals to become involved in the Company and also an inducement to purchase 10% of the outstanding shares of the Company's common stock. Such warrants will be exercisable for a period of five years after date of issue and entitle these individuals to purchase 80,000 shares and 25,000 shares of common stock at $1.00 per share and $1.25 per share, respectively.

                        COMPLIANCE WITH SECTION 16(a) OF
                           THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of its outstanding common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with in a timely manner.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     In the election of directors, each proxy will be voted for each of the nominees who are listed above, unless the proxy withholds authority to vote for one or more of such nominees. If elected, each nominee will serve until the next annual meeting of stockholders and until his successor shall be duly elected and shall qualify. Cumulative voting in the election of directors is not permitted.

     If, prior to the Meeting, it should become known to the Board of Directors that any one of the nominees named above will be unable to serve as a director after the Meeting, the proxy will be voted for substitute nominee(s) selected by the Board of Directors. The Board has no reason to believe that any of the nominees will be unable to serve. The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by proxy at the Meeting.

       During 1996, the Board held seven meetings. Each director attended at least 75% of such meetings. The Company has a compensation committee consisting of Messrs. Wasser, Lavelle and Asen. The compensation committee held four meetings in 1996.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES.

                                   PROPOSAL 2
                  APPROVAL OF THE 1997 LONG-TERM INCENTIVE PLAN

     The 1989 Incentive Stock Option Plan (the "1989 Plan") is designed to provide incentives for employees who may or may not be key employees, as well as officers who are also employees of the Company and its subsidiary, by providing up to 120,000 shares of the Company's common stock issuable pursuant to grants. The Plan will terminate in December 1999, except for outstanding options under the 1989 Plan, which will remain in effect until they have been exercised or shall have been expired by their terms.

     In June 1997 the Board of Directors unanimously adopted the 1997 Long-Term Incentive Plan (the "1997 Plan") to replace the expired 1989 Plan, subject to stockholder approval. The Board of Directors believes that employee incentive plans promote the growth and general prosperity of the Company by attracting and retaining talented personnel. Awards under the 1997 Plan may be in the form of stock options, stock appreciation rights, restricted stock or performance awards, as more fully described below. If the 1997 Plan is adopted, the Board intends to terminate the 1989 Plan.

     The following discussion of the terms and conditions of the 1997 Plan is qualified in its entirety by the complete text of the 1997 Plan, a copy of which is attached hereto as Exhibit A.

     The purpose of the 1997 Plan is to provide key management employees of the Company with added incentives to continue in the long-term service of the Company and to create in such employees a more direct interest in the future success of the Company by relating compensation to increases in stockholder value, so that the income of key management employees is more closely aligned with the income of the stockholders of the Company. The 1997 Plan is also designed to attract key employees and to retain and motivate participating employees by providing an opportunity for investment in the Company.

     The 1997 Plan will be administered by the Board of Directors or through an Incentive Plan Committee (the "Committee") appointed by the Board of Directors and consisting of not less than two persons, all of whom must be non-employee directors. (Since the full Board of Directors may administer the 1989 Plan, references to the Committee in this discussion also include the Board of Directors). The Committee, in its sole discretion, will select participants from the eligible employees to whom awards will be granted, the amount of each award and other terms and conditions of each award as the Committee may determine necessary or desirable and consistent with the terms of the 1997 Plan.

     The 1997 Plan reserves 120,000 shares of the Company's common stock for issuance. Any shares that are the subject of an award under the 1997 Plan which has lapsed or expired unexercised or unissued will automatically become available for reissue under the 1997 Plan. If the Company shall at any time increase or decrease the number of its outstanding shares of stock or change in any way the rights and privileges of the shares by means of a stock dividend or any other distribution payable upon shares of common stock, or through a stock split or like combination or reclassification or reorganization of the Company, the Committee will make adjustments to the numbers, rights and privileges of any outstanding awards as it deems appropriate.

     Participants in the 1997 Plan will be eligible employees who, in the judgment of the Committee, are performing, or during the term of their incentive arrangement will perform, important services in the management, operation and development of the Company, and who contribute significantly, or are expected to contribute significantly to the achievement of the long-term corporate economic objectives of the Company. Participants may be granted from time to time one or more awards under the 1997 Plan.

     The 1997 Plan provides that participants may be granted awards in the form of one or more stock options. The Committee in its sole discretion will determine whether an option is to be considered an incentive stock option as defined in the Internal Revenue Code of 1986 (the "Code") or a non-qualified stock option as defined in the Code. The exercise prices, vesting schedules and other pertinent terms will be determined by the Committee, but no exercise price for an incentive stock option will be less than the fair market value of the stock on the date the option is granted. Unless otherwise provided in the 1997 Plan, option periods must expire not more than 10 years from the date an option is granted. If the employment of an option holder is terminated within the option period for cause, as determined by the Company, all options granted to such person will be void for all purposes. The term "cause" means a gross violation, as determined by the Company, of the Company's established policies and procedures. If an option holder dies or becomes disabled during the option period while still employed, his or her options may be exercised by those entitled to do so for up to three months following the option holder's death and for up to 12 months following the option holder's disability. If the employment of the option holder is terminated within the option period for any reason other than cause, disability, or the option holder's death, the option may be exercised by the option holder within three months following the date of termination. In any such case, an option may be exercised only up to the number of shares which were exercisable on or before the date of the option holder's termination, death or disability. No option granted under the 1997 Plan will be transferable by the option holder except by will or pursuant to the laws of descent and distribution. Each option shall be exercisable during the option holder's lifetime only by him or her, or in the event of death, disability or incapacity, by his or her guardian or legal representative. Options may be exercised by (i) payment in cash, (ii) by delivery of certificates representing the number of shares owned by the option holder, the fair market value of which equals the purchase price of the stock purchased pursuant to an option (only with the permission of the Committee), or (iii) by a combination of (i) and (ii) (only with permission of the Committee).

     The 1997 Plan also allows the Committee to award stock appreciation rights ("SARs") either in tandem with a stock option or as a separate award. In general, a SARs is a right to the amount of appreciation over a set period of time represented by a certain number of shares of the Company's common stock. Upon a participant's exercise of an SARs, the Company pays the participant an amount equal to the appreciation in market value or book value of the shares underlying the SARs for the period between the date of the grant and the date of the exercise. SARs issued in tandem with a stock option shall be exercisable to the extent the option is exercisable; SARs issuable independently will be exercisable pursuant to the terms established in the grant. An exercisable SARs granted in tandem with a stock option entitles the participant to surrender unexercised the option, or any portion thereof, to which the SARs is attached, and to receive in exchange a payment (in cash, common stock or a combination thereof) equal to the fair market value of one share of common stock at the date of exercise minus the exercise price of the option times the number of shares covered by the SARs (or portion thereof) which is exercised. With respect to an independently issued SARs, the Committee shall designate whether the SARs is a "regular" SARs or a "book value" SARs. A "regular" SARs entitles the participant upon exercise to the payment (in cash, common stock or a combination thereof) equal to the fair market value of one share of common stock at the date of exercise minus the fair market value of one share of common stock at the date of grant times the number of shares covered by the SARs (or portion thereof) which is exercised. A "book value" SARs entitles the participant upon exercise to the payment (in cash, common stock or a combination thereof) equal to the book value of one share of common stock at the date of exercise minus the book value of one share of common stock at the date of grant times the number of shares covered by the SARs (or portion thereof) which is exercised. SARs will be subject to transfer restrictions as imposed by the Committee; provided, however, that SARs issued pursuant to an Incentive Stock Option must contain the same transfer restrictions as the Incentive Stock Option. Outstanding SARs which have not been exercised on the last day prior to expiration will be automatically redeemed by the Company for an amount equal to the payment that would otherwise have been made if the participant had chosen to exercise the SARs on the last day prior to expiration. The rules discussed above with respect to stock options concerning termination of a participant's employment for cause, disability, death or otherwise equally apply to SARs.

     The Committee is also authorized to grant performance awards relating to the Company's operations. Performance awards are to be granted in the form of common stock, subject to terms and conditions as set forth by the Committee not inconsistent with the 1997 Plan. In general, performance awards will be based upon the attainment of specified criteria within certain time parameters as set by the Committee. Such criteria may include, without limitation, the attainment of certain performance levels by the individual participant, the Company, individual departments or other similar groupings.

     The 1997 Plan also allows the Committee to grant awards in the nature of restricted stock. Pursuant to such an award, shares of common stock will be issued to a participant upon payment of consideration as determined by the Committee; provided, however, that such consideration may not be less than the par value of the restricted stock issued. The Committee is empowered to impose any such restrictions and/or conditions on each restricted stock award as it deems appropriate; provided, however, that such restrictions and/or conditions shall not be for more than 10 years from the date of grant. Shares of restricted stock are to be issued in the name of the participant bearing a restrictive legend prohibiting the sale or transfer of the shares until the expiration of the restriction period. The Committee may require that shares of restricted stock remain in the custody of the Company while the restrictions remain in effect. Cessation of employment during a restriction period, subject to the terms of each particular restricted stock award, subjects the shares to forfeiture. Any consideration paid by a participant will be returned, without interest, to the participant upon forfeiture.

     The 1997 Plan will be discontinued in the event of dissolution or liquidation of the Company, or in the event of a reorganization of the Company in which the Company is not the surviving or acquiring company, or in which the Company becomes a wholly owned subsidiary of another company and the agreement respecting the reorganization does not specifically provide for continuation of the 1997 Plan. Upon dissolution of the 1997 Plan, all awards shall become fully vested and immediately exercisable and unexercised stock appreciation rights will be redeemed. In the event of a reorganization of the Company in which the Company is not the surviving or acquiring company, or in which the Company becomes a wholly owned subsidiary of another company and the agreement respecting the reorganization specifically provides for continuation of the 1997 Plan, then the 1997 Plan shall continue and the Committee shall adjust the awards in a manner consistent with the reorganization provisions and the 1997 Plan provisions regarding adjustment, change, conversion or exchange of such awards.

     The Committee, in its discretion, may waive the forfeiture, termination, or lapse of an award pursuant to the 1997 Plan in the event of retirement or disability of a participant. Awards granted under the 1997 Plan will be subject to all conditions required under Rule 16b-3 adopted under the Securities Exchange Act of 1934. The Company may require any person to whom an award is granted as a condition of the award or exercise of the award to give written assurances satisfactory to the Company that such person is acquiring the securities subject to the award for his own account for investment and not with a present intention of selling or otherwise distributing the same. Furthermore, the Board of Directors is permitted to amend, alter, suspend or terminate the 1997 Plan from time to time, subject to limited exceptions. The 1997 Plan automatically terminates on June 15, 2007 (outstanding awards on that date will remain in full force and effect, however, pursuant to each awards individual terms).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE 1997 LONG-TERM INCENTIVE PLAN.

                                   PROPOSAL 3
            APPROVAL OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     The Non-Employee Directors' Stock Option Plan (the "Non-Employee Directors' Plan") provides for the grant of Stock Options to Non-Employee Directors of the Company and its affiliated corporations in order to encourage and provide incentives for high level performance by the Non-Employee Directors of the Company. The following discussion of the terms and conditions of the Non-Employee Directors' Plan is qualified in its entirety by a complete text thereof, a copy of which is attached hereto as Exhibit B.

     The maximum number of shares of common stock that may be subject to stock options under the Non-Employee Directors' Plan is 30,000 shares. On adoption of the Non-Employee Directors' Plan or upon initial election or appointment of an non-employee director to the Board of Directors of the Company he or she shall be granted a stock option to purchase 1,000 shares of common stock. In addition, each non-employee director shall be granted a stock option to purchase 1,000 shares of common stock effective as to each anniversary date of the initial grant of a stock option to such director.

     Each stock option granted under the Non-Employee Directors' Plan shall be vested one-third on the date of grant, one-third upon the first yearly anniversary date of a grant and the final one-third upon the second yearly anniversary date of the grant. The purchase price per share of common stock for the shares to be purchased pursuant to the exercise of stock option will be 100% of the fair market value of the common stock on the date of grant of the option.

     If an option holder's term as a director of the Company terminates for any reason other than his or her death or disability, any stock option then held by him or her to the extent then exercisable under the terms of the Non-Employee Directors' Plan will remain exercisable for a period of three months thereafter. If the option holder's status as a director is terminated because of death or within three months thereafter or the option holder is disabled, any stock option then held to the extent exercisable, will remain exercisable for a period of 12 months thereafter, but in no event beyond five years from the date of the grant of the stock option. No options granted under the Non-Employee Directors' Plan nor any rights acquired thereunder may be assigned or transferred by the option holder other than by will or the laws of descent in distribution or pursuant to a qualified domestic relations order. Appropriate adjustments in the shares issuable under options will be made in the event of changes in capital structure, corporate reorganizations and corporate dissolutions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE ADOPTION OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

                                   PROPOSAL 4
                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed BDO Seidman LLP as the independent auditors for the Company for 1997. Shareholder ratification of the appointment is not required under the laws of the State of Delaware, but the Board has decided to ascertain the position of the shareowners on the appointment. The Board of Directors will reconsider the appointment if it is not ratified. The affirmative vote of a majority of the shares voted at the meeting is required for ratification.

     Representatives of BDO Seidman LLP are expected to be present at the Meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from shareowners during the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                              STOCKHOLDER PROPOSALS

     Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 1998 annual meeting of stockholders must be received by the Company by February 10, 1998, to be included in the Company's proxy statement and related proxy for such annual meeting. Such proposals should be directed to the Secretary of the Company.

                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the Meeting, but if other matters come before the Meeting, it is the intention of the persons named in the solicited proxy to vote such proxy in accordance with their judgment.

     No compensation will be paid to any person in connection with solicitation of proxies. Brokers, banks, etc., will be reimbursed for out-of-pocket and reasonable clerical expenses incurred in obtaining instructions from beneficial
owners of the Company's common stock.   Special solicitation of proxies may in
certain instances be made personally or by telephone by officers and employees of the Company and
by employees of certain banking and brokerage houses.   All expenses,
estimated to be normal in connection with this solicitation, will be borne by
the Company.   Votes will be counted manually.  Abstentions will be noted, and
will be counted as present for purposes of a quorum.   Broker non-votes will
not be counted for purposes of a quorum.

                          ANNUAL REPORT ON FORM 10-KSB

     A copy of the Annual Report on Form 10-KSB of the Company for the Year Ended December 31, 1996, without exhibits, accompanies this Proxy Statement.
No such part of the Form 10-KSB is incorporated herein by reference and no part thereof is to be considered proxy soliciting material.

                              BY ORDER OF THE BOARD OF DIRECTORS

Golden, Colorado
June 20, 1997

                                    EXHIBIT A

                          1997 LONG-TERM INCENTIVE PLAN

                          BARRINGER LABORATORIES, INC.
                          1997 LONG-TERM INCENTIVE PLAN

                                    SECTION I
                         DESIGNATION AND PURPOSE OF PLAN

     The purpose of the Barringer Laboratories, Inc. (the "Company") 1997 Long-Term Incentive Plan (the "Plan") is to provide key management employees who are mainly responsible for the continued growth, development, and financial success of the Company and its subsidiaries with added incentives to continue in the long-term service of the Company and to create a direct interest in the future success of the Company. The Plan also enables the Company to attract and retain such employees and reward them for the continued performance beneficial to the Company.

                                   SECTION II
                                   DEFINITIONS

     The following definitions are applicable herein:

     A. "AWARD" - Individually or collectively, Options, Stock Appreciation Rights, Performance Shares or Restricted Stock granted hereunder.

     B. "AWARD PERIOD" - the period of time during which a Stock Appreciation Right which has not been granted pursuant to an Option may be exercised. The Award Period shall be set forth in the document issuing the Stock Appreciation Right to the selected Eligible Employee.

     C.   "BOARD" - the Board of Directors of the Company.

     D. "BOOK VALUE" - the book value of a share of Stock determined in accordance with the Company's regular accounting practices as of the last business day of the month immediately preceding the month in which a Stock Appreciation Right is exercised as provided in Section IX(D).

     E. "CODE" - the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

     F. "COMMITTEE" - the Incentive Plan Committee appointed to administer the Plan pursuant to Section IV.

     G . "COMPANY" - Barringer Laboratories, Inc., including any present or future "subsidiary corporation" as such term is defined in Section 424(f) of the 1986 Internal Revenue Code, as amended.

     H. "COVERED EMPLOYEE" - an individual described in Section 162(m)(3) of the Code.

     I. "DATE OF GRANT" - the date on which the granting of an Award is authorized by the Committee or Board or such later date as may be specified by the Committee or Board in such authorization.

     J. "ELIGIBLE EMPLOYEE" - any person who satisfies all of the requirements of Section VI.

     K. "EXERCISE PERIOD" - the period or periods during which a Stock Appreciation Right is exercisable as described in Section IX(B).

     L. "FAIR MARKET VALUE" - the fair market value of the Stock as determined in accordance with Section VIII(D).

     M. "INCENTIVE STOCK OPTION" - an incentive stock option within the meaning of Section 422 of the Code.

     N. "OPTION" OR "STOCK OPTION" - either a non-qualified stock option or an Incentive Stock Option granted under Section VIII. It also means any Option which remains after a Participant has exercised his Option with respect to part of the shares covered by a Stock Option Agreement as described in Section VIII(B).

     O. "OPTION PERIOD" OR "OPTION PERIODS" - the period or periods during which an Option is exercisable as described in Section VIII(E).

     P. "OPTION PRICE" - the price, expressed on a per share basis, for which the Company Stock can be acquired by the holder of an Option pursuant to the exercise of such Option.

     Q. "PARTICIPANT" - an Eligible Employee of the Company or a Subsidiary who has been granted an Option, a Stock Appreciation Right, a Performance Share Award or a Restricted Stock Award under this Plan.

     R.   "PERFORMANCE SHARE" - an Award granted under Section X.

     S.   "RESTRICTED STOCK" - an Award granted under Section VII.

     T.   "STOCK" AND "COMPANY STOCK" - the common stock of the Company.

     U.   "STOCK APPRECIATION RIGHT" - an Award granted under Section IX.

     V. "STOCK OPTION AGREEMENT" - shall have the meaning set forth in Section VIII(B).

     W. "SUBSIDIARY" - any corporation of which fifty percent (50%) or more of its outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Company.

     X. "TEN PERCENT SHAREHOLDER" - a Participant who, at the Date of Grant, owns directly or indirectly (within the meaning of Section 424(d) of the Internal Revenue Code) stock possessing more then ten percent (10%) of the total combined voting power of all classes of stock of the Company or a subsidiary thereof.

     Y. Wherever appropriate, words used in this Plan in the singular may mean the plural, the plural may mean the singular, and the masculine may mean the feminine.

                                   SECTION III
                EFFECTIVE DATE, DURATION AND STOCKHOLDER APPROVAL

     A. EFFECTIVE DATE AND STOCKHOLDER APPROVAL. Subject to the approval of the Plan by a majority of the outstanding shares of Stock, the Plan shall be effective as of June 15, 1997.

     B. PERIOD FOR GRANT OF AWARDS. Awards may be made as provided herein for a period of ten (10) years.

                                   SECTION IV
                                 ADMINISTRATION

     A. APPOINTMENT OF COMMITTEE. The Plan shall be administered by the Board or an Incentive Plan Committee appointed by the Board. Such Committee shall consist of not less than two (2) members of the Board and such members shall be non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (or such greater number of members which may be required by Rule 16b-3). In addition, the Board shall designate a member of the Committee to act as Chairman of the Committee, and the Board may remove any member of the Committee at any time and appoint any non-employee director to fill any vacancy on the Committee.

     B. COMMITTEE MEETINGS. The Committee, if any, shall hold its meetings at such times and places as specified by the Committee Chairman. A majority of the Committee shall constitute a quorum. All actions of the Committee shall be taken by all of the members of the meeting duly called by its Chairman; provided, however, any action taken by a written document signed by a majority of the members of the Committee shall be as effective as action taken by the Committee at a meeting duly called and held.

     C. COMMITTEE POWERS. References in the Plan to the Committee shall also mean the Board insofar as the Board administers the Plan rather than appointing a Committee. Subject to the provisions of this Plan, the Committee shall have full authority in its discretion to (i) designate the Participants to whom Awards shall be granted, (ii) determine the number of shares to be made available under each such Award, (iii) determine the period or periods in which the Participant may exercise such Award, (iv) determine the date when such Award expires, (v) determine the price for Stock under such Award, and (vi) determine the grounds of forfeiture of an Award. The Committee shall have all powers necessary to administer the Plan in accordance with its terms, including the power to interpret this Plan and resolve all questions arising thereunder. The Committee may prescribe such rules and regulations for administering this Plan as the Committee deems appropriate.

                                    SECTION V
                               GRANT OF AWARDS AND
                 LIMITATION OF NUMBER OF SHARES SUBJECT TO AWARD

     The Committee may, from time to time, grant Awards to one or more Eligible Employees, provided that (i) subject to any adjustment pursuant to Section XI, the aggregate number of shares of Stock subject to Stock Options, Stock Appreciation Rights, Performance Share Awards or Restricted Stock Awards under this Plan may not exceed 120,000 shares; (ii) to the extent that a Stock Option, Stock Appreciation Right, Performance Share Award or Restricted Stock Award lapses or the rights of the Participant to whom it was granted terminate, expire or are canceled for any other reason, in whole or in part, shares of Stock (or remaining shares) subject to such Award shall again be available for the grant of an Award under the Plan; and (iii) shares delivered by the Company under the Plan may be authorized and unissued Stock, Stock held in the treasury of the Company or Stock purchased on the open market (including private purchases) in accordance with applicable securities laws. In determining the size of Awards, the Committee shall take into account the responsibility level, performance, potential, and cash compensation level of a Participant, and the Fair Market Value of the Stock at the time of Awards, as well as such other considerations it deems appropriate.

                                   SECTION VI
                                   ELIGIBILITY

     Key employees of the Company and its Subsidiaries (including employees who are members of the Board) who, in the opinion of the Committee, are mainly responsible for the continued growth and development and financial success of the business of the Company or one or more of its Subsidiaries shall be eligible to be granted Awards under the Plan. Subject to the provisions of the Plan, the Committee may from time to time select from such eligible persons those to whom Awards shall be granted and determine the nature and amount of each Award. No employee of the Company or its Subsidiaries shall have any right to be granted an Award under this Plan.

                                   SECTION VII
                             RESTRICTED STOCK AWARDS

     A.   GRANTS OF SHARES OF RESTRICTED STOCK.  An Award made pursuant to this
Section VII shall be granted in the form of shares of Stock, restricted as provided in this Section VII. Shares of Restricted Stock shall be issued to the Participant upon the payment of consideration as determined by the Committee; provided, however, that such consideration may not be less than the par value of the Stock. The shares of Restricted Stock shall be issued in the name of the Participant and shall bear a restrictive legend prohibiting sale, transfer, pledge or hypothecation of the shares of Restricted Stock until the expiration of the restriction period.

     The Committee may also impose such other restrictions and conditions on the shares of Restricted Stock as it deems appropriate, including but not limited to requiring the participant to keep the restricted stock certificates, duly endorsed, in the custody of the Company while the restrictions remain in effect.

     B. RESTRICTION PERIOD. At the time a Restricted Stock Award is made, the Committee may establish a restriction period applicable to such Award which shall not be more than ten (10) years. Each Restricted Stock Award may have a different restriction period, at the discretion of the Committee. In addition to or in lieu of a restriction period, the Committee may establish a performance goal which must be achieved as a condition to the retention of the Restricted Stock. The performance goal may be based on the attainment of specified types of performance measurement criteria, which may differ as to various Participants or classes or categories of Participants. Such criteria may include, without limitation, the attainment of certain performance levels by the individual Participant, the Company, a department or division of the Company and/or a group or class of participants. Any such performance goals, together with the ranges of Restricted Stock Awards for which the Participants may be eligible shall be set from time to time by the Committee and shall be timely communicated in writing to the Eligible Employees in advance of the commencement of the performance of services to which such performance goals relate.

     C. FORFEITURE OR PAYOUT OF AWARD. In the event a Participant ceases employment during a restriction period, or in the event performance goals attributable to a Restricted Stock Award are not achieved, subject to the terms of each particular Restricted Stock Award, and subject to discretionary action by the Committee as set forth below in Section XIII, a Restricted Stock Award is subject to forfeiture of the shares of Stock which had not previously been removed from restriction under the terms of the Award.

     Any shares of Restricted Stock which are forfeited will be transferred to
the Company.   Any consideration paid by the Participant for the Restricted
Stock shall be returned, without interest, to the Participant upon forfeiture.

     Upon completion of the restriction period and satisfaction of any performance-goal criteria, all restrictions upon the Award will expire and new certificates representing the Award will be issued or released without the restrictive legend described in Section VII (A). As a condition precedent to receipt of the certificates, the Participant (or the designated beneficiary or personal representative of the Participant) will agree to make payment to the Company in the amount of any taxes, payable by the Participant, which are required to be withheld with respect to such shares of Stock.

     D. RIGHTS AS A STOCKHOLDER. A Participant shall have all voting, dividend, liquidation and other rights with respect to Stock in accordance with its terms received by him or her as a Restricted Stock Award under this section upon his or her becoming the holder of record of such Stock; provided, however, that the Participant's right to sell, encumber or otherwise transfer such Stock shall be subject to the restrictions set forth in the grant of the Award and elsewhere in this Plan.

                                  SECTION VIII
                                  STOCK OPTIONS

     A. GRANT OF OPTION. One or more Options may be granted to any Eligible Employee. Upon the grant of an Option to an Eligible Employee, the Committee shall specify whether the Option is intended to constitute a non-qualified stock option or an Incentive Stock Option.

     B. STOCK OPTION AGREEMENT. Each Option granted under the Plan shall be evidenced by a written Stock Option Agreement between the Company and the Participant containing such terms and conditions as the Committee determines, including, without limitation, provisions to qualify Incentive Stock Options as such under Section 422 of the Code. Such agreements shall incorporate the provisions of this Plan by reference. The date of granting an Option is the date specified in the written Stock Option Agreement which is signed by the Participant and the Company.

     C. DETERMINATION OF OPTION PRICE. The Option Price for shares of Stock shall be determined by the Committee, but in no event shall the Option Price for each share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date of grant; the Option Price for shares covered by a non-statutory Option may be less than Fair Market Value. Notwithstanding the foregoing, in the case of an Option which is designed to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) which is granted to a Ten Percent Shareholder, the Option Price shall not be less than 110% of such Fair Market Value.

     D. DETERMINATION OF FAIR MARKET VALUE. The Fair Market Value of the Stock on the date of granting an Option shall be the officially quoted mean of the high and low prices at which the Stock was sold on the market on such date. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. In the event the Stock is not publicly traded, the Fair Market Value of the Stock shall be determined by the Committee in accordance with applicable regulations of the Internal Revenue Service.

     E. TERM OF OPTION. The term of an Option may vary within the Committee's discretion; provided, however, that the term of an Option shall not exceed ten
(10) years from the date of granting the Option to the Participant, and, to this end, all Options granted pursuant to this Plan must provide that each such Option cannot be exercised after the expiration of ten (10) years from the date each such Option is granted. Notwithstanding the foregoing, in the case of any Option which is designed to qualify as an Incentive Stock Option (as defined in Section 422 of the Code) which is granted to a Ten Percent Shareholder, the term of such Option may not exceed five (5) years from the date of grant of such Option.

     F. VESTING OF OPTIONS. The Committee may limit an Option by restricting its exercise in whole or in part for specified periods in its sole discretion.

     G. METHOD OF EXERCISING AN OPTION. Subject to the terms of a particular Option, a Participant may exercise it in whole or in part by written notice to the Secretary of the Company stating in such written notice the number of shares of Stock such Participant elects to purchase under his Option. Such written notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) which is being exercised.

     H. NO OBLIGATION TO EXERCISE OPTION. A Participant is under no obligation to exercise an Option or any part thereof.

     I. PAYMENT FOR OPTION STOCK. Stock purchased pursuant to an Option shall be paid in full at the time of purchase. Payment may be made (a) in cash, (b) with the approval of the Committee, by delivery to the Company of shares of Stock having an aggregate fair market value equal to the exercise price, or (c) a combination of (a) and (b). Payment may also be made, in the discretion of the Committee, by delivery (including by facsimile transmission) to the Company or its designated agent of an executed irrevocable Option exercise form together with irrevocable instructions to a broker-dealer to sell (or margin) a sufficient portion of the shares and deliver the sale (or margin loan) proceeds directly to the Company to pay for the exercise price. Upon receipt of payment and subject to paragraph J of this Section VIII, the Company shall, without transfer or issue tax to the Participant or other person entitled to exercise the Option, deliver to the Participant (or other person entitled to exercise the Option) a certificate or certificates for such shares.

     J. DELIVERY OF STOCK TO PARTICIPANT. The Company shall undertake and follow all necessary procedures to make prompt delivery of the number of shares of Stock which the Participant elects to purchase upon exercise of an Option granted under this Plan. Such delivery, however, may be postponed, at the sole discretion of the Company, to enable the Company to comply with any applicable procedures, regulations or listing requirements of any government agency, stock exchange or quotation system, or regulatory authority.

     K. FAILURE TO ACCEPT DELIVERY OF STOCK. If a Participant refuses to pay for Stock which he has elected to purchase under his Option, in accordance with the terms of payment which had previously been agreed upon, his Option shall thereupon, at the sole discretion of the Committee, terminate, and such funds previously paid for unissued Stock shall be refunded. Stock which has been previously issued to the Participant and been fully paid for shall remain the property of the Participant and shall be unaffected by such termination.

     L. NON-TRANSFERABILITY OF OPTIONS. During the lifetime of a Participant, an Option granted to him may be exercised only by him. It may not be sold, assigned, pledged or otherwise transferred except by will or by the laws of descent and distribution.

     M.   PURCHASE FOR INVESTMENT.

          (a) WRITTEN AGREEMENT BY PARTICIPANTS. Unless a registration statement under the Securities Act of 1933 is then in effect with respect to the Stock a Participant receives upon exercise of his Option, a Participant shall acquire the Stock he receives upon exercise of his Option for investment and not for resale or distribution, and he shall furnish the Company with a written statement to that effect when he exercises his Option and a reference to such investment warranty shall be inscribed on the Stock certificate(s).

          (b) REGISTRATION REQUIREMENT. Each Option shall be subject to the requirement that, if at any time the Committee determines that the listing, registration or qualification of the Stock subject to the Option upon any securities exchange or quotation system, or under any state or Federal law is necessary or desirable as a condition of, or in connection with, the issuance of the Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration or qualification shall have been effected or obtained (and the same shall have been free of any conditions not acceptable to the Committee).

     N. SPECIAL LIMITATIONS ON EXERCISE OF INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Stock with respect to which any Incentive Stock Option is first exercisable during any calendar year shall not exceed $100,000.

                                   SECTION IX
                            STOCK APPRECIATION RIGHTS

     A. GRANT OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted under the Plan in tandem with an Option either at the time of grant or by amendment or may be separately awarded. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose.

     B. RIGHT TO EXERCISE; EXERCISE PERIOD. A Stock Appreciation Right issued in tandem with an Option shall be exercisable to the extent the Option is exercisable. A Stock Appreciation Right issued independent of an Option shall be exercisable pursuant to such terms and conditions established in the grant.

     C. AUTOMATIC REDEMPTION OF UNEXERCISED STOCK APPRECIATION RIGHTS. If on the last day of the Option Period, in the case of a Stock Appreciation Right granted in tandem with an Option, or the specified Award Period, in the case of a Stock Appreciation Right issued independent of an Option, the Participant has not exercised such Stock Appreciation Right, then such Stock Appreciation Right shall be automatically redeemed by the Company for an amount equal to the payment that would otherwise have been made to the Participant if the Participant had chosen to exercise the Stock Appreciation Right on the last day of the Option Period or the specified Award Period, as the case may be.

     D. RIGHTS UPON EXERCISE. An exercisable Stock Appreciation Right granted in tandem with an Option shall entitle the Participant to surrender unexercised the Option or any portion thereof to which the Stock Appreciation Right is attached, and to receive in exchange for the Stock Appreciation Right a payment (in cash or Stock or a combination thereof as described below) equal to the Fair Market Value of one share of Stock at the date of exercise minus the Option Price times the number of shares called for by the Stock Appreciation Right (or portion thereof) which is so exercised. For example, assume that a Participant is granted a tandem Award of an Option to purchase 1,000 shares of Stock at an Option Price of $2.00 per share and 1,000 Stock Appreciation Rights. In such a case, the exercise of 700 Options by the Participant would relinquish and terminate 700 Stock Appreciation Rights; similarly, the exercise of the remaining 300 Stock Appreciation Rights would relinquish and terminate the remaining 300 Options. If the Fair Market Value of the Stock was $5.00 per share at both the time of the exercise of the Options and Stock Appreciation Rights, then the Participant would receive 700 shares of Stock upon payment of $1,400 (700 times the Option Price of $2.00) and the Company would pay the Participant $900 upon the exercise of the 300 Stock Appreciation Rights (($5.00 minus $2.00) times 300).

     With respect to the issuance of Stock Appreciation Rights which are not granted in tandem with an Option, the Committee shall specify upon the Date of Grant of the Stock Appreciation Right whether the Stock Appreciation Right is a "regular" Stock Appreciation Right or a "book value" Stock Appreciation Right. Upon the exercise of a "regular" Stock Appreciation Right, the Participant will receive a payment equal to the Fair Market Value of one share of Stock at the date of exercise minus the Fair Market Value of one share of Stock as of the Date of Grant of the Stock Appreciation Right times the number of shares called for by the Stock Appreciation Right (or portion thereof) which is so exercised. Upon the exercise of a "book value" Stock Appreciation Right, the Participant will receive a payment equal to the Book Value of one share of Stock at the date of exercise minus the Book Value of one share of Stock as of the Date of the Grant of the Stock Appreciation Right times the number of shares called for by the Stock Appreciation Right (or portion thereof) which is so exercised.

     The value of any Stock to be received upon exercise of a Stock Appreciation Right shall be the Fair Market Value of the Stock on such date of exercise. To the extent that a Stock Appreciation Right issued in tandem with an Option is exercised, such Option shall be deemed to have been exercised, and shall not be deemed to have lapsed.

     E. TRANSFERABILITY. During the lifetime of a Participant, an Stock Appreciation Right granted to him or her may be exercised only by him or her.
It may not be sold, assigned, pledged or otherwise transferred except by will or by the laws of descent and distribution. In addition, a Stock Appreciation Right issued in tandem with the grant of an Incentive Stock Option must be subject to the same transferability restrictions as the Incentive Stock Option itself.

                                    SECTION X
                               PERFORMANCE SHARES

     A.   GRANT OF PERFORMANCE SHARE UNITS.  Awards made pursuant to this
Section X shall be granted in the form of Performance Shares, subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose. Performance Shares shall be issued to the Participant without the payment of consideration by the Participant. Awards shall be based on the attainment of specified types and combination of performance measurement criteria, which may differ as to various Participants or classes or categories of Participants. Such criteria may include, without limitation, the attainment of certain performance levels by the individual Participant, the Company, a department or division of the Company and/or a group or class of Participants. Such criteria, together with the ranges of Performance Shares from which employees may be eligible shall be set from time to time by the Committee and shall be communicated in writing to the Eligible Employees.

     B. PERFORMANCE PERIOD. The measuring period to establish the performance criteria set forth in a Performance Share Award shall be determined by the Committee. A Performance Share Award may initially provide, or the Committee may at any time thereafter, but no more frequently than once in any six (6) month period, amend it to provide, for waiver or reduction of the measuring period and, if appropriate, for adjustment of the performance criteria set forth in the Performance Share Award, upon the occurrence of events determined by the Committee in its sole discretion to justify such waiver, reduction or adjustment.

     C. FORM OF PAYMENT. Upon the completion of the applicable measuring period, a determination shall be made by the Committee in accordance with the Award as to (i) the extent to which performance criteria have been attained,
(ii) the satisfaction of any other terms and conditions with respect to the award, and (iii) the number of shares of Stock to be awarded to the Participant. The appropriate number of shares of Stock shall thereupon be issued to the Participant in accordance with the Award in satisfaction of such Performance Share Award.

                                   SECTION XI
                     CHANGES IN CAPITAL STRUCTURE OR SHARES

     If the Company shall at any time increase or decrease the number of its shares of outstanding Stock or change in any way the rights and privileges of such Stock by means of the payment of a stock dividend or any other distribution upon such Stock payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then the Committee shall make adjustments, determined by the Committee in its discretion to be appropriate, as to the number and kind of securities subject to this Plan as specified in Section V herein, and as to the number and kind of securities covered by each outstanding Award and, where applicable, the price per share thereunder; provided, however, that with respect to Incentive Stock Options, such adjustments shall be made in accordance with Section 424(h) of the Code (and any other applicable sections or regulations of the Code) unless the Committee determines otherwise.

                                   SECTION XII
                     CORPORATE REORGANIZATION OR DISSOLUTION

     A. DISCONTINUATION OF THE PLAN. The Plan shall be discontinued in the event of the dissolution or liquidation of the Company or in the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization and no plan or agreement respecting the Reorganization is established which specifically provides for the continuation of the Plan and the change, conversion, or exchange of the Stock relating to existing Awards under this Plan for securities of another corporation. Upon the dissolution of the Plan in connection with an event described in this Paragraph A, all Awards shall become fully vested and all outstanding Options and Stock Appreciation Rights shall become immediately exercisable by the holder thereof. Any Options or Stock Appreciation Rights granted under the Plan may be terminated as of a date fixed by the Committee, provided that no less than fifteen (15) days written notice of the date so fixed shall be given to each Participant and each such Participant shall have the right during such period to exercise all or any portion of such Options or Stock Appreciation Rights. Any Stock Appreciation Right not so exercised shall be redeemed.

     B. CONTINUATION OF THE PLAN UPON A REORGANIZATION. In the event of a Reorganization (as hereinafter defined) (i) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, and (ii) with respect to which there is a reorganization agreement which undertakes to continue the Plan and to provide for the change, conversion or exchange of the Stock attributable to outstanding Awards for securities of another corporation, then the Plan shall continue and the Committee shall adjust the shares under such outstanding Awards (and shall adjust the shares remaining under the Plan which are then to be available for the grant of additional Awards under the Plan, if the reorganization agreement makes specific provisions therefor), in a manner not inconsistent with the provisions of the reorganization agreement and this Plan for the adjustment, change, conversion or exchange of such Awards.

     The term "Reorganization" as used in this Section XII shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

     C. ADJUSTMENTS AND DETERMINATIONS. Adjustments and determinations under this Section XII shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.

                                  SECTION XIII
                            RETIREMENT AND DISABILITY

     The Committee may, in its discretion, waive the forfeiture, termination, or lapse of an Award in the event of retirement or disability of a Participant (each as determined by the Committee, in its discretion). Exercise of such discretion by the Committee in any individual case, however, shall not be deemed to require, or to establish a precedent suggesting such waiver in any other case.

                                   SECTION XIV
                            MISCELLANEOUS PROVISIONS

     A. NON-TRANSFERABILITY. Unless otherwise limited in other sections of this Plan, the Committee may impose such restrictions on the transferability of an Award, if any, as it may in its sole discretion determine.

     B. NO EMPLOYMENT RIGHT. Neither this Plan nor any action taken hereunder shall be construed as giving any right to the Participants to be retained as an officer or employee of the Company or any of its Subsidiaries.

     C. TAX WITHHOLDING. Either the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as it deems to be required by law to be withheld with respect to such cash payments. In the case of Awards paid in Stock, the employee or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. At the request of a Participant, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive the same. The Committee may from time to time establish procedures for withholding of Stock.

     D. FRACTIONAL SHARES. Any fractional shares concerning Awards shall be eliminated at the time of payment by rounding down for fractions of less than one-half and rounding up for fractions of equal to or more than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

     E. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agency as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act"), any of the shares of Stock issued, delivered or paid in settlement under the Plan. If Stock awarded under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

     F. TERMINATION OF EMPLOYMENT, DEATH , DISABILITY, ETC. Except as otherwise determined by the Committee, each Option and/or Stock Appreciation Right shall provide as follows with respect to the exercise of the Option and/or Stock Appreciation Right upon the termination of employment or the death or disability of the Participant:

          (a) if the employment of the Participant is terminated within the Option or Exercise Period for cause, as determined by the Company, the Option and/or Stock Appreciation Right shall thereafter be void for all purposes. As used in this Section XIV(F)(a) "cause" shall mean a gross violation, as determined by the Company, of the Company's established policies and procedures. The effect of this Section XIV(F)(a) shall be limited to determining the consequences of a termination, and nothing in this Section XIV(F)(a) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

          (b) If the Participant dies during the Option or Exercise Period while still employed, the Option and/or Stock Appreciation Right may be exercised by those entitled to do so under the Participant's will or by the laws of descent and distribution within three (3) months following the Participant's death, but not thereafter. In any such case, the Option and/or Stock Appreciation Right may be exercised only as to the number of shares of Stock as to which the Option and/or Stock Appreciation Right had become exercisable on or before the date of the Participant's death (provided that such exercise occurs within the Option or Exercise Period).

          (c) If the Participant becomes disabled (within the meaning of section 22(e) of the Code) during the Option or Exercise Period while still employed, the Option and/or Stock Appreciation Right may be exercised by the Participant (or legal representative) within twelve (12) months following the disability, but not thereafter. In any such case, the Option and/or Stock Appreciation Right may be exercised only as to those number of shares of Stock which had become exercisable on or before the date of the Participant's disability (provided that such exercise occurs within the Option or Exercise Period).

          (d) If employment of the Participant by the Company is terminated within the Option or Exercise Period for any reason other than cause, or the Participant's disability or death, the Option and/or Stock Appreciation Right may be exercised by the Participant within three (3) months following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option and/or Stock Appreciation Right may be exercised only as to the number of shares of Stock which had become exercisable on or before the date of termination of employment (provided that such exercise occurs within the Option or Exercise Period).

     G. LIMITATION. In no event may an Option be exercised by anyone after the expiration date set forth in the Stock Option Agreement.

     H. LIMITS ON DISCRETION. Anything in this Plan to the contrary notwithstanding, if the Award so provides, the Committee shall not have any discretion to increase the amount of compensation payable under the Award to the extent such discretion would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

     I. GOVERNING LAW. All matters relating to the Plan or to Awards granted hereunder shall be governed by the laws of the State of Colorado.

     J. TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles and headings, shall control.

                                   SECTION XV
                                AMENDMENT OF PLAN

     A. DISCRETION OF THE BOARD. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, except (i) any such action affecting Options granted or to be granted under this Plan which are intended to qualify as Incentive Stock Options shall be subject to stockholder approval to the extent such stockholder approval is required pursuant to Section 422 of the Internal Revenue Code and (ii) no such action may be taken without the consent of the Participant to whom any Award shall theretofore have been granted, which adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of the Plan is required by statute, or rules and regulations promulgated thereunder.

     B. AUTOMATIC TERMINATION. This Plan shall terminate on June 15, 2007. Awards may be granted under this Plan at any time and from time to time prior to the termination of the Plan. Any Award outstanding at the time the Plan is terminated shall remain in effect until said Award is exercised or expires pursuant to its terms.

                                    EXHIBIT B

                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                          BARRINGER LABORATORIES, INC.
                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                    SECTION 1
                                     PURPOSE

     Barringer Laboratories, Inc. Non-Employee Directors' Stock Option Plan (the "Plan") provides for the grant of Stock Options to Non-Employee Directors of Barringer Laboratories, Inc. and its affiliated corporations (hereinafter referred to as the "Company," except where the context otherwise requires) in order to encourage and provide incentives for high level performance by the Non-Employee Directors of the Company.

                                    SECTION 2
                           NON-INCENTIVE STOCK OPTIONS

     The Stock Options granted under the Plan shall be nonstatutory stock options which are intended to be options that do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                                    SECTION 3
                                 ADMINISTRATION

     3.1 COMMITTEE. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee consisting of members of the Board or other persons as they may be appointed by the Board (the "Committee"). The Committee or the Board, as the case may be, shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Option granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order to conform to any regulation or to any change in any law or regulation applicable thereto. However, the Committee shall have no authority, discretion or power to select the Non-Employee Directors who will receive any Stock Option, determine the number of shares to be issued hereunder or the time at which such Stock Options are to be granted, establish the duration of the Stock Options or alter any other terms or conditions specified in the Plan, except in the course of administering the Plan pursuant to the provisions of the Plan. The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the board whenever the Board is discharging the powers and responsibilities of the Committee.

     3.2 ACTIONS OF COMMITTEE. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Option Holders, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

                                    SECTION 4
                                   DEFINITIONS

     4.1 "AFFILIATED CORPORATION." An Affiliated Corporation means any corporation or other entity (including, but not limited to, a partnership) which is affiliated with Barringer Laboratories, Inc., through stock ownership or otherwise and is treated as a common employer under the provisions of Code Sections 414(b) and (c).

     4.2 "COMMON STOCK." A share of Common Stock means a share of authorized but unissued or reacquired Common Stock, par value $.01 per share, of the Company.

     4.3 "FAIR MARKET VALUE." The Fair Market Value of the Common Stock on the date of granting a Stock Option shall be the officially quoted mean of the high and low prices at which the Common Stock was sold on the market on such date.
If there are no transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. In the event the Common Stock is not publicly traded, the Fair Market Value shall be determined by the Board or the Committee after such consultation with outside accounting and other experts as the Board or the Committee may deem advisable, and the Board or the Committee shall maintain a written record of its method of determining such value.

     4.4 "NON-EMPLOYEE DIRECTOR." A Non-Employee Director is a member of the Board of Directors of the Company who is not also an employee or officer of the Company.

     4.5 "OPTION HOLDER." An Option Holder is a Non-Employee Director to whom a Stock Option is granted.

     4.6 "STOCK OPTION." A Stock Option is the right granted under the Plan to a Non-Employee Director to purchase, at such time or times and at such price or prices ("Option Price") as are determined pursuant to the Plan, the number of shares of Common Stock determined pursuant to the Plan.

                                    SECTION 5
                                  OPTION GRANTS

     5.1 NUMBER OF SHARES. Upon the adoption of this Plan or, if later, upon the initial election or appointment of a Non-Employee Director to the Company's Board of Directors, each Non-Employee Director shall be granted a Stock Option to purchase 1,000 shares of Common Stock (subject to adjustment pursuant to Section 11 or 12 hereof) effective as of the date this Plan is adopted or, if later, the date such person is elected or appointed to the Board of Directors. In addition, each Non-Employee Director shall be granted a Stock Option to purchase 1,000 shares of Common Stock (subject to adjustment pursuant to Section 11 or 12 hereof) effective as of each anniversary date of the initial grant of a Stock Option to such Director under the preceding sentence.

     5.2 VESTING OF STOCK OPTIONS. Except as provided in Section 12, each Stock Option granted under this Plan shall be vested as to thirty-three and one-third percent (33-1/3%) of the number of Shares subject to such Stock Option upon the date the Stock Option is granted. Such Stock Option shall vest in an additional thirty-three and one-third percent (33-1/3%) of the original number of Shares subject to such Stock Option upon the first anniversary of the date the Stock Option is granted and shall vest in the final thirty-three and one-third percent (33-1/3%) of the original number of Shares subject to such Stock Option upon the second anniversary of the date the Stock Option is granted. No Stock Option shall be exercisable with respect to the number of Shares that is not vested.

     5.3 PRICE. The purchase price per share of Common Stock for the shares to be purchased pursuant to the exercise of any Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date on which the Non-Employee Director is granted the Stock Option.

     5.4 OTHER TERMS. Except for the limitations set forth in Sections 5.1, 5.2, 5.3, 7.1 and 7.3, the terms and provisions of Stock Options shall be as determined from time to time by the Committee, and each Stock Option issued may contain terms and provisions different from other Stock Options granted to the same or other Stock Option recipients. Each Stock Option shall be evidenced by a written agreement ("Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.

                                    SECTION 6
                   SHARES OF COMMON STOCK SUBJECT TO THE PLAN

     Initially, the maximum aggregate number of shares of Common Stock that may be made subject to Stock Options shall be 30,000 authorized but unissued shares of Common Stock. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares again may be made subject to Stock Options.

                                    SECTION 7
                            EXERCISE OF STOCK OPTIONS

     7.1 TIME OF EXERCISE. A Stock Option shall become exercisable in accordance with Section 5, subject to the terms of this Section 7 and Section
12. Such times shall be set forth in the Option Agreement evidencing such Stock Option. A Stock Option shall expire, to the extent not exercised, five years after the date on which it was granted.

     7.2 STOCK RESTRICTION AGREEMENT. The Committee may provide that shares of Common Stock issuable upon the exercise of a Stock Option shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive an Option Holder's term as director of the Company. The acceleration of time or times at which a Stock Option becomes exercisable may be conditioned upon the Option Holder's agreement to such restrictions.

     7.3 TERMINATION OF DIRECTOR STATUS BEFORE EXERCISE. If an Option Holder's term as a director of the Company shall terminate for any reason other than the Option Holder's death or disability, any Stock Option then held by the Option Holder, to the extent then exercisable under the terms of this Plan and the applicable Option Agreement(s), shall remain exercisable after the termination of his director status for a period of three months (but in no event beyond five years from the date of grant of the Stock Option). If the Option Holder's director status is terminated because the Option Holder dies while, or within three months after, serving as a director, or is disabled within the meaning of
Section 22(e)(3) of the Code, any Stock Option then held by the Option Holder, to the extent then exercisable under the terms of this Plan and the applicable Option Agreement(s), shall remain exercisable after the termination of his directorship for a period of twelve months (but in no event beyond five years from the date of grant of the Stock Option). If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

     7.4 DISPOSITION OF FORFEITED STOCK OPTIONS. Any shares of Common Stock subject to Stock Options forfeited by an Option Holder shall not thereafter be eligible for purchase by the Option Holder pursuant to the terms of the forfeited option but may be made subject to Stock Options granted to other Option Holders.

     7.5 WITHHOLDING OF TAX. To the extent required by applicable law and regulation, each Option Holder must arrange with the Company for the payment of any federal, state or local income or other tax applicable to the Stock Option granted hereunder before the Company shall be required to deliver to the Option Holder a certificate for the shares purchased upon exercise of the Stock Option.

                                    SECTION 8
                        NO EFFECT UPON STOCKHOLDER RIGHTS

     Nothing in this Plan shall interfere in any way with the right of the stockholders of the Company to remove the Option Holder from the Board of Directors pursuant to applicable state laws and the Company's Articles of Incorporation and Bylaws.

                                    SECTION 9
                           NO RIGHTS AS A STOCKHOLDER

     Except as expressly provided in this Plan, an Option Holder shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option prior to the exercise of such Stock Option and the transfer of Common Stock to the Option Holder. Except as provided in Section 11 or 12, no adjustment shall be made in the number of shares of Common Stock issued to an Option Holder, or in any other rights of the Option Holder upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Option Holder's Stock Option.

                                   SECTION 10
                                  ASSIGNABILITY

     No Stock Option granted under this Plan, nor any other rights acquired by an Option Holder under this Plan, shall be assignable or transferable by an Option Holder, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, Title 1 of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder. In the event of the Option Holder's death while, or within three months after, serving as a director, the Stock Option may be exercised to the extent then exercisable under the applicable Option Agreement by the personal representative of the Option Holder's estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the Option Holder's will or under the applicable laws of descent and distribution.

                                   SECTION 11
                     CHANGES IN CAPITAL STRUCTURE OR SHARES

     If the Company shall at any time increase or decrease the number of its shares of outstanding Common Stock or change in any way the rights and privileges of such Common Stock by means of the payment of a stock dividend or any other distribution upon Common Stock payable in Common Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Common Stock, then the Committee shall make adjustments, determined by the Committee in its discretion to be appropriate, as to the number and kind of securities subject to this Plan as specified in
Section 6 herein, and as to the number and kind of securities covered by each outstanding Stock Option and, where applicable, the price per share thereunder.

                                   SECTION 12
                     CORPORATE REORGANIZATION OR DISSOLUTION

     12.1 DISCONTINUATION OF THE PLAN. The Plan shall be discontinued in the event of the dissolution or liquidation of the Company or in the event of a Reorganization (as hereinafter defined) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization and no plan or agreement respecting the Reorganization is established which specifically provides for the continuation of the Plan and the change, conversion, or exchange of the Common Stock relating to existing Stock Options under this Plan for securities of another corporation. Upon the dissolution of the Plan in connection with an event described in this section 12.1, all Stock Options shall become fully vested and immediately exercisable by the holder thereof. Any Stock Options granted under the Plan may be terminated as of a date fixed by the Committee, provided that no less than fifteen (15) days written notice of the date so fixed shall be given to each Option Holder and each such person shall have the right during such period to exercise all or any portion of such Stock Options.

     12.2 CONTINUATION OF THE PLAN UPON A REORGANIZATION. In the event of a Reorganization (as hereinafter defined) (i) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, and (ii) with respect to which there is a reorganization agreement which undertakes to continue the Plan and to provide for the change, conversion or exchange of the Common Stock attributable to outstanding Stock Options for securities of another corporation, then the Plan shall continue and the Committee shall adjust the shares under such outstanding Stock Option (and shall adjust the shares remaining under the Plan which are then to be available for the grant of additional Stock Options under the Plan, if the reorganization agreement makes specific provisions therefor), in a manner not inconsistent with the provisions of the reorganization agreement and this Plan for the adjustment, change, conversion or exchange of such Stock Options.

     The term "Reorganization" as used in this Section 12 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company, or sale, pursuant to an agreement with the Company, of securities of the Company pursuant to which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization.

     12.3 ADJUSTMENTS AND DETERMINATIONS. Adjustments and determinations under this Section 12 shall be made by the Committee, whose decisions as to what adjustments or determinations shall be made, and the extent thereof, shall be final, binding, and conclusive.

                                   SECTION 13
                                    AMENDMENT

     The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order to conform to any regulation or to any change in any law or regulation applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under the Plan; and provided further than no such action shall, without the approval of the stockholders of the Company, (i) materially increase the maximum number of shares of Common Stock that may be made subject to Stock Options (unless necessary to effect the adjustments required by Section 11 or 12), (ii) materially increase the benefits accruing to Option Holders under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Subject to the foregoing, the provision of Article V of the Plan which sets forth the number of shares of Common Stock for which Stock Options shall be granted, the timing of Stock Option grants and the Stock Option exercise price shall not be amended more than once every six (6) months other than to comport with changes in the Code, ERISA or the rules thereunder.

                                   SECTION 14
                          REGISTRATION OF OPTION SHARES

     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act and from the registration or qualification requirements of applicable state securities laws.

                                   SECTION 15
                             BROKERAGE ARRANGEMENTS

     The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the shares acquired upon such exercise.

                                   SECTION 16
                           NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional compensation arrangements of whatever nature as the Board may deem necessary or desirable or precluded or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Non-Employee Directors, which the Company now has lawfully put into effect.

                                   SECTION 17
                                 EFFECTIVE DATE

     This Plan was adopted by the Board of Directors of the Company and become effective on June 15, 1997.

PROXY                                                                     PROXY

                            BARRINGER LABORATORIES

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Barringer Laboratories, Inc. acknowledges receipt of the Notice of Annual Meeting of Stockholders, to be held on Tuesday, July 22, 1997, at the Mt. Vernon Room, Sheraton Denver West, 300 Union Boulevard, Lakewood, Colorado, at 10:00 a.m., mountain daylight time, and hereby appoints Robert H. Walker or Charles E. Ramsay, or either of them, each with the power of substitution, as attorneys and proxies to vote all the shares of the undersigned at said Annual Meeting and at all adjournments thereof, hereby ratifying and confirming all that said attorneys and proxies may do or cause to be done by virtue hereof. The above-named attorneys and proxies are instructed to vote all of the undersigned's shares as follows:

1. To elect a Board of Directors consisting of the following seven members and vote for each one as follows:

     Robert H. Walker
     R. Scott Asen
     Anthony R. Barringer    FOR             ABSTAIN
     John P. Holmes              -------             -------
     J. Francis Lavelle      all nominees (except as written below)
     Randolph H. Ware
     C.F. Wasser, III


Note: To abstain from voting for any individual nominee, please write the person's name in the line(s) provided:
                                       ---------------------------------------

------------------------------------------------------------------------------

2. To approve the Company's 1997 Long-Term Incentive Plan, which will reserve 120,000 shares of the Company's common stock for issuance pursuant to options granted thereunder.

     FOR        AGAINST        ABSTAIN
         ------         ------         ------

3. To approve the Non-Employee Directors' Stock Option Plan, which will reserve 30,000 shares of the Company's common stock for issuance pursuant to options and other stock rights granted thereunder.

     FOR        AGAINST        ABSTAIN
         ------         ------         ------

4. To ratify the appointment of BDO Seidman LLP as the Company's independent accountants; and

     FOR        AGAINST        ABSTAIN
         ------         ------         ------

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

     Dated this        day of              , 1997.
                ------        -------------


                                       ------------------------------
                                       Signature


                                       ------------------------------
                                       Signature


                                       Please sign your name exactly as it
                                       appears on your stock certificate. If
                                       shares are held jointly, each holder
                                       should sign. Executors, trustees, and
                                       other fiduciaries should so indicate
                                       when signing.

                                       Please sign, date and return this proxy
                                       immediately.

                                       NOTE: Securities dealers please state
                                       the number of shares voted by this proxy
                                                             .
                                       ----------------------